Earnings per share (Details) - EUR (€)	3 Months Ended
	Mar. 31, 2018	Mar. 31, 2017
Numerators:
Net income attributable to shareholders of FMC-AG & Co. KGaA	€ 278,555,000	€ 308,175,000
Denominators:
Weighted average number of shares outstanding	306,453,070	306,241,321
Potentially dilutive shares	986,454	519,712
Basic earnings per share (in dollars per share)	€ 0.91	€ 1.01
Fully diluted earnings per share (in dollars per share)	€ 0.91	€ 1